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                                                                   EXHIBIT 10.37





                                        December 31, 2002


To the Equity Participant party to the
Amended and Restated Declaration of Trust referred to below

Ladies and Gentlemen:

         Reference is hereby made to (i) the Amended and Restated Declaration of Trust dated as of May 22, 2001 (the "Declaration of Trust"), between Scotiabanc, Inc., as equity participant (the "Equity Participant") and First Union National Bank, as Trustee and (ii) the Master Lease and Security Agreement dated as of May 22, 2001, as heretofore amended and supplemented (the "Lease"), between Iron Mountain Statutory Trust-2001, a Connecticut statutory trust, as lessor (the "Lessor"), and Iron Mountain Information Services, Inc. (f/k/a Iron Mountain Records Management, Inc.), as lessee (the "Lessee"). Capitalized terms used herein without definition that are defined in the Lease are used herein with the same meaning as in the Lease.

         The undersigned hereby guarantees to the Equity Participant the prompt and complete payment in cash of its Equity Contribution, and the accrued and unpaid yield thereon determined as provided in the Declaration of Trust, on last day of the Lease Term.

                                        IRON MOUNTAIN INFORMATION SERVICES,
                                        INC., as Lessee


                                        By:  /s/ John P. Lawrence
                                             -----------------------------------
                                        Name:    John P. Lawrence
                                        Title:   Vice President and Treasurer

                                        IRON MOUNTAIN INCORPORATED, as Guarantor


                                        By: /s/ John P. Lawrence
                                            ------------------------------------
                                        Name:    John P. Lawrence
                                        Title:   Vice President and Treasurer